Exhibit 13.1

Certification by the Principal Executive Officer
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NovaBridge Biosciences (the “Company”) on Form 20-F for the fiscal year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xi-Yong (Sean) Fu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 7, 2026

/s/ Xi-Yong (Sean) Fu
Name: Xi-Yong (Sean) Fu
Title: Chief Executive Officer
(Principal Executive Officer)